ACCIDENTAL
    DEATH BENEFIT
        RIDER

In this rider "we," "our" and "us" mean Equitable Variable Life Insurance Company. "You" means the owner of the policy at the time an owner's right is exercised.

--------------------------------------------------------------------------------

THIS RIDER'S BENEFIT. We will pay the Accidental Death Benefit of this rider to the beneficiary when we receive proof that the insured person's death resulted from accidental bodily injury, directly and independently of all other causes, and that death occurred:

1. Within 120 days after the injury and while this rider was in effect; and

2. After the insured person's first birthday and before the policy anniversary nearest the insured person's 70th birthday.

THE AMOUNT OF THE BENEFIT AND ITS COST. The Policy Information section of the policy or the rider that adds this benefit shows the amount of the Accidental Death Benefit. You may ask us to change such amount subject to our rules then in effect. We will send you a written notice showing each change. The notice is to be attached to and made part of this rider and the policy. The information in it will supersede the corresponding information in the Policy Information section of the policy or the rider that adds this benefit. We may require you to return the policy and this rider to us to make a change.

While this rider is in effect, its cost will be a part of the monthly deduction from the Policy Account. The monthly cost of this benefit for each $1,000 of Accidental Death Benefit is shown in the Table of Costs For Accidental Death Benefit on Page 4-Continued of the policy.

WHAT IS NOT COVERED? No Accidental Death Benefit will be paid if the insured person's death is caused or contributed to by:

1. Any disease or illness of any kind, physical or mental infirmity, or medical or surgical treatment of these;

2. Suicide, while sane or insane;

3. Any drug, unless taken as prescribed by a physician;

4. Poison, gas or fumes voluntarily or involuntarily taken, administered or inhaled, except from an occupational accident;

5. Travel in or descent from any aircraft, while the insured person is receiving training or acting in any capacity other than as a passenger; or

6. Declared or undeclared war, or any act incident to war, or any conflict involving the armed forces of one or more countries.

We will have the right to make an autopsy unless prohibited by law.

WHEN THIS RIDER WILL TERMINATE.  This rider will not be in effect:

1. On and after the policy anniversary nearest the insured person's 70th birthday; or

2. After the end of the grace period, if we have not received an amount sufficient to cover at least 3 monthly deductions.

You may terminate this rider at the beginning of any policy month by asking for this in advance in writing.

WHEN THIS RIDER IS INCONTESTABLE. This rider will become incontestable only after it has been in effect, during the lifetime of the insured person, for two years from the later of: (a) the Date of Issue of the policy; or (b) the date as of which this rider becomes effective if added after issue of the policy. Any increase in the amount of the Accidental Death Benefit will be incontestable after it has been in effect during the lifetime of the insured person for two years.

HOW THIS RIDER RELATES TO THE POLICY. This rider is a part of the policy. Its benefit is subject to all the terms of this rider and the policy.

This rider has no cash or loan value. It does not affect any reserve referred to in the policy.


                   EQUITABLE VARIABLE LIFE INSURANCE COMPANY


     /s/ Kevin Keefe                         /s/ Franklin Maisano
     ---------------                         --------------------
     Kevin Keefe      Secretary              Franklin Maisano       President


R85-401        Accidental Death Benefit Rider

ACCIDENTAL
    DEATH BENEFIT
        RIDER

In this rider "we," "our" and "us" mean Equitable Variable Life Insurance Company. "You" means the owner of the policy at the time an owner's right is exercised.

--------------------------------------------------------------------------------

THIS RIDER'S BENEFIT. We will pay the Accidental Death Benefit of this rider to the beneficiary when we receive proof that the insured person's death resulted from accidental bodily injury, directly and independently of all other causes, and that death occurred:

1. Within 120 days after the injury and while this rider was in effect; and

2. After the insured person's first birthday and before the policy anniversary nearest the insured person's 70th birthday.

THE AMOUNT OF THE BENEFIT AND ITS COST. The Policy Information section of the policy or the rider that adds this benefit shows the amount of the Accidental Death Benefit. You may ask us to change such amount subject to our rules then in effect. We will send you a written notice showing each change. The notice is to be attached to and made part of this rider and the policy. The information in it will supersede the corresponding information in the Policy Information section of the policy or the rider that adds this benefit. We may require you to return the policy and this rider to us to make a change.

While this rider is in effect, its cost will be a part of the monthly deduction from the Policy Account. The monthly cost of this benefit for each $1,000 of Accidental Death Benefit is shown in the Table of Costs For Accidental Death Benefit on Page 4-Continued of the policy.

WHAT IS NOT COVERED? No Accidental Death Benefit will be paid if the insured person's death is caused or contributed to by:

1. Any disease or illness of any kind, physical or mental infirmity, or medical or surgical treatment of these;

2. Suicide, while sane or insane;

3. Any drug, unless taken as prescribed by a physician;

4. Poison, gas or fumes voluntarily taken, administered or inhaled;

5. Travel in or descent from any aircraft, while the insured person is receiving training or acting in any capacity other than as a passenger; or

6. Declared or undeclared war, or any act incident to war, or any conflict involving the armed forces of one or more countries.

We will have the right to make an autopsy unless prohibited by law.

WHEN THIS RIDER WILL TERMINATE.  This rider will not be in effect:

1. On and after the policy anniversary nearest the insured person's 70th birthday; or

2. After the end of the grace period, if we have not received an amount sufficient to cover at least 3 monthly deductions.

You may terminate this rider at the beginning of any policy month by asking for this in advance in writing.

WHEN THIS RIDER IS INCONTESTABLE. This rider will become incontestable only after it has been in effect, during the lifetime of the insured person, for two years from the later of: (a) the Date of Issue of the policy; or (b) the date as of which this rider becomes effective if added after issue of the policy. Any increase in the amount of the Accidental Death Benefit will be incontestable after it has been in effect during the lifetime of the insured person for two years.

HOW THIS RIDER RELATES TO THE POLICY. This rider is a part of the policy. Its benefit is subject to all the terms of this rider and the policy.

This rider has no cash or loan value. It does not affect any reserve referred to in the policy.


                   EQUITABLE VARIABLE LIFE INSURANCE COMPANY


     /s/ Kevin Keefe                         /s/ Franklin Maisano
     ---------------                         --------------------
     Kevin Keefe      Secretary              Franklin Maisano       President


R85-401A       Accidental Death Benefit Rider

ACCIDENTAL
    DEATH BENEFIT
        RIDER

In this rider "we," "our" and "us" mean Equitable Variable Life Insurance Company. "You" means the owner of the policy at the time an owner's right is exercised.

--------------------------------------------------------------------------------

THIS RIDER'S BENEFIT. We will pay the Accidental Death Benefit of this rider to the beneficiary when we receive proof that the insured person's death resulted from accidental bodily injury, directly and independently of all other causes, and that death occurred:

1. Within 120 days after the injury and while this rider was in effect; and

2. After the insured person's first birthday and before the policy anniversary nearest the insured person's 70th birthday.

THEAMOUNT OF THE BENEFIT AND ITS COST. The Policy Information section of the policy or the rider that adds this benefit shows the amount of the Accidental Death Benefit. You may ask us to change such amount subject to our rules then in effect. We will send you a written notice showing each change. The notice is to be attached to and made part of this rider and the policy. The information in it will supersede the corresponding information in the Policy Information section of the policy or the rider that adds this benefit. We may require you to return the policy and this rider to us to make a change.

While this rider is in effect, its cost will be a part of the monthly deduction from the Policy Account. The monthly cost of this benefit for each $1,000 of Accidental Death Benefit is shown in the Table of Costs For Accidental Death Benefit on Page 4-Continued of the policy.

WHAT IS NOT COVERED? No Accidental Death Benefit will be paid if the insured person's death is caused or contributed to by:

1. Any disease or illness of any kind, physical or mental infirmity, or medical or surgical treatment of these;

2. Suicide, while sane or insane;

3. Any drug, unless taken as prescribed by a physician;

4. Poison (except death resulting from food poisoning, which is an assumed risk), gas or fumes voluntarily or involuntarily taken, administered or inhaled, except from an occupational accident;

5. Travel in or descent from any aircraft, while the insured person is receiving training or acting in any capacity other than as a passenger; or

6. Declared or undeclared war, or any act incident to war, or any conflict involving the armed forces of one or more countries.

We will have the right to make an autopsy unless prohibited by law.

WHEN THIS RIDER WILL TERMINATE.  This rider will not be in effect:

1. On and after the policy anniversary nearest the insured person's 70th birthday; or

2. After the end of the grace period, if we have not received an amount sufficient to cover at least 3 monthly deductions.

You may terminate this rider at the beginning of any policy month by asking for this in advance in writing.

WHEN THIS RIDER IS INCONTESTABLE. This rider will become incontestable only after it has been in effect, during the lifetime of the insured person, for two years from the later of: (a) the Date of Issue of the policy; or (b) the date as of which this rider becomes effective if added after issue of the policy. Any increase in the amount of the Accidental Death Benefit will be incontestable after it has been in effect during the lifetime of the insured person for two years.

HOW THIS RIDER RELATES TO THE POLICY. This rider is a part of the policy. Its benefit is subject to all the terms of this rider and the policy.

This rider has no cash or loan value. It does not affect any reserve referred to in the policy.


                   EQUITABLE VARIABLE LIFE INSURANCE COMPANY


     /s/ Kevin Keefe                         /s/ Franklin Maisano
     ---------------                         --------------------
     Kevin Keefe      Secretary              Franklin Maisano       President


R85-401CA      Accidental Death Benefit Rider

ACCIDENTAL
    DEATH BENEFIT
        RIDER

In this rider "we," "our" and "us" mean Equitable Variable Life Insurance Company. "You" means the owner of the policy at the time an owner's right is exercised.

--------------------------------------------------------------------------------

THIS RIDER'S BENEFIT. We will pay the Accidental Death Benefit of this rider to the beneficiary when we receive proof that the insured person's death resulted from accidental bodily injury, directly and independently of all other causes, and that death occurred:

1. Within 120 days after the injury and while this rider was in effect; and

2. After the insured person's first birthday and before the policy anniversary nearest the insured person's 70th birthday.

THE AMOUNT OF THE BENEFIT AND ITS COST. The Policy Information section of the policy or the rider that adds this benefit shows the amount of the Accidental Death Benefit. You may ask us to change such amount subject to our rules then in effect. We will send you a written notice showing each change. The notice is to be attached to and made part of this rider and the policy. The information in it will supersede the corresponding information in the Policy Information section of the policy or the rider that adds this benefit. We may require you to return the policy and this rider to us to make a change.

While this rider is in effect, its cost will be a part of the monthly deduction from the Policy Account. The monthly cost of this benefit for each $1,000 of Accidental Death Benefit is shown in the Table of Costs For Accidental Death Benefit on Page 4-Continued of the policy.

WHAT IS NOT COVERED? No Accidental Death Benefit will be paid if the insured person's death is caused or contributed to by:

1. Any disease or illness of any kind, physical or mental infirmity, or medical or surgical treatment of these;

2. Suicide, while sane or insane;

3. Voluntary use of any controlled substance as defined in Title II of the Federal Comprehensive Drug Abuse Prevention and Control Act of 1970, as now or hereafter amended, unless taken as prescribed by a physician;

4. Travel in or descent from any aircraft, while the insured person is receiving training or acting in any capacity other than as a passenger; or

5. Declared or undeclared war, or any act incident to war, or any conflict involving the armed forces of one or more countries.

6. Declared or undeclared war, or any act incident to war, or any conflict involving the armed forces of one or more countries.

We will have the right to make an autopsy unless prohibited by law.

WHEN THIS RIDER WILL TERMINATE.  This rider will not be in effect:

1. On and after the policy anniversary nearest the insured person's 70th birthday; or

2. After the end of the grace period, if we have not received an amount sufficient to cover at least 3 monthly deductions.

You may terminate this rider at the beginning of any policy month by asking for this in advance in writing.

WHEN THIS RIDER IS INCONTESTABLE. This rider will become incontestable only after it has been in effect, during the lifetime of the insured person, for two years from the later of: (a) the Date of Issue of the policy; or (b) the date as of which this rider becomes effective if added after issue of the policy. Any increase in the amount of the Accidental Death Benefit will be incontestable after it has been in effect during the lifetime of the insured person for two years.

HOW THIS RIDER RELATES TO THE POLICY. This rider is a part of the policy. Its benefit is subject to all the terms of this rider and the policy.

This rider has no cash or loan value. It does not affect any reserve referred to in the policy.


                   EQUITABLE VARIABLE LIFE INSURANCE COMPANY


     /s/ Kevin Keefe                         /s/ Franklin Maisano
     ---------------                         --------------------
     Kevin Keefe      Secretary              Franklin Maisano       President


R85-401CT      Accidental Death Benefit Rider

ACCIDENTAL
    DEATH BENEFIT
        RIDER

In this rider "we," "our" and "us" mean Equitable Variable Life Insurance Company. "You" means the owner of the policy at the time an owner's right is exercised.

--------------------------------------------------------------------------------

THIS RIDER'S BENEFIT. We will pay the Accidental Death Benefit of this rider to the beneficiary when we receive proof that the insured person's death resulted from accidental bodily injury, directly and independently of all other causes, and that death occurred:

1. Within 120 days after the injury and while this rider was in effect; and

2. After the insured person's first birthday and before the policy anniversary nearest the insured person's 70th birthday.

THE AMOUNT OF THE BENEFIT AND ITS COST. The Policy Information section of the policy or the rider that adds this benefit shows the amount of the Accidental Death Benefit. You may ask us to change such amount subject to our rules then in effect. We will send you a written notice showing each change. The notice is to be attached to and made part of this rider and the policy. The information in it will supersede the corresponding information in the Policy Information section of the policy or the rider that adds this benefit. We may require you to return the policy and this rider to us to make a change.

While this rider is in effect, its cost will be a part of the monthly deduction from the Policy Account. The monthly cost of this benefit for each $1,000 of Accidental Death Benefit is shown in the Table of Costs For Accidental Death Benefit on Page 4-Continued of the policy.

WHAT IS NOT COVERED? No Accidental Death Benefit will be paid if the insured person's death is caused or contributed to by:

1. Any disease or illness of any kind, physical or mental infirmity, or medical or surgical treatment of these;

2. Suicide, while sane or insane;

3. Any drug, unless administered by a physician or taken as prescribed by a physician;

4. Poison, gas or fumes voluntarily taken, administered or inhaled, except from an occupational accident;

5. Travel in or descent from any aircraft, while the insured person is receiving training or acting in any capacity other than as a passenger; or

6. Declared or undeclared war, or any act incident to war, or any conflict involving the armed forces of one or more countries.

We will have the right to make an autopsy unless prohibited by law.

WHEN THIS RIDER WILL TERMINATE.  This rider will not be in effect:

1. On and after the policy anniversary nearest the insured person's 70th birthday; or

2. After the end of the grace period, if we have not received an amount sufficient to cover at least 3 monthly deductions.

You may terminate this rider at the beginning of any policy month by asking for this in advance in writing.

WHEN THIS RIDER IS INCONTESTABLE. This rider will become incontestable only after it has been in effect, during the lifetime of the insured person, for two years from the later of: (a) the Date of Issue of the policy; or (b) the date as of which this rider becomes effective if added after issue of the policy. Any increase in the amount of the Accidental Death Benefit will be incontestable after it has been in effect during the lifetime of the insured person for two years.

HOW THIS RIDER RELATES TO THE POLICY. This rider is a part of the policy. Its benefit is subject to all the terms of this rider and the policy.

This rider has no cash or loan value. It does not affect any reserve referred to in the policy.


                   EQUITABLE VARIABLE LIFE INSURANCE COMPANY


     /s/ Kevin Keefe                         /s/ Franklin Maisano
     ---------------                         --------------------
     Kevin Keefe      Secretary              Franklin Maisano       President


R85-401IL      Accidental Death Benefit Rider

ACCIDENTAL
    DEATH BENEFIT
        RIDER

In this rider "we," "our" and "us" mean Equitable Variable Life Insurance Company. "You" means the owner of the policy at the time an owner's right is exercised.

--------------------------------------------------------------------------------

THIS RIDER'S BENEFIT. We will pay the Accidental Death Benefit of this rider to the beneficiary when we receive proof that the insured person's death resulted from accidental bodily injury, directly and independently of all other causes, and that death occurred:

1. Within 120 days after the injury and while this rider was in effect; and

2. After the insured person's first birthday and before the policy anniversary nearest the insured person's 70th birthday.

THE AMOUNT OF THE BENEFIT AND ITS COST. The Policy Information section of the policy or the rider that adds this benefit shows the amount of the Accidental Death Benefit. You may ask us to change such amount subject to our rules then in effect. We will send you a written notice showing each change. The notice is to be attached to and made part of this rider and the policy. The information in it will supersede the corresponding information in the Policy Information section of the policy or the rider that adds this benefit. We may require you to return the policy and this rider to us to make a change.

While this rider is in effect, its cost will be a part of the monthly deduction from the Policy Account. The monthly cost of this benefit for each $1,000 of Accidental Death Benefit is shown in the Table of Costs For Accidental Death Benefit on Page 4-Continued of the policy.

WHAT IS NOT COVERED? No Accidental Death Benefit will be paid if the insured person's death is caused or contributed to by:

1. Any disease or illness of any kind, physical or mental infirmity, or medical or surgical treatment of these;

2. Suicide, while sane or insane;

3. Any drug, unless taken as prescribed by a physician;

4. Poison, gas or fumes voluntarily or involuntarily taken, administered or inhaled, except from an occupational accident;

5. Travel in or descent from any aircraft, while the insured person is receiving training or acting in any capacity other than as a passenger; or

6. Declared or undeclared war, or any act incident to war, or any conflict involving the armed forces of one or more countries.

WHEN THIS RIDER WILL TERMINATE.  This rider will not be in effect:

1. On and after the policy anniversary nearest the insured person's 70th birthday; or

2. After the end of the grace period, if we have not received an amount sufficient to cover at least 3 monthly deductions.

You may terminate this rider at the beginning of any policy month by asking for this in advance in writing.

WHEN THIS RIDER IS INCONTESTABLE. This rider will become incontestable only after it has been in effect, during the lifetime of the insured person, for two years from the later of: (a) the Date of Issue of the policy; or (b) the date as of which this rider becomes effective if added after issue of the policy. Any increase in the amount of the Accidental Death Benefit will be incontestable after it has been in effect during the lifetime of the insured person for two years.

HOW THIS RIDER RELATES TO THE POLICY. This rider is a part of the policy. Its benefit is subject to all the terms of this rider and the policy.

This rider has no cash or loan value. It does not affect any reserve referred to in the policy.


                   EQUITABLE VARIABLE LIFE INSURANCE COMPANY


     /s/ Kevin Keefe                         /s/ Franklin Maisano
     ---------------                         --------------------
     Kevin Keefe      Secretary              Franklin Maisano       President


R85-401MA      Accidental Death Benefit Rider

ACCIDENTAL
    DEATH BENEFIT
        RIDER

In this rider "we," "our" and "us" mean Equitable Variable Life Insurance Company. "You" means the owner of the policy at the time an owner's right is exercised.

--------------------------------------------------------------------------------

THIS RIDER'S BENEFIT. We will pay the Accidental Death Benefit of this rider to the beneficiary when we receive proof that the insured person's death resulted from accidental bodily injury, directly and independently of all other causes, and that death occurred:

1. Within 120 days after the injury and while this rider was in effect; and

2. After the insured person's first birthday and before the policy anniversary nearest the insured person's 70th birthday.

THE AMOUNT OF THE BENEFIT AND ITS COST. The Policy Information section of the policy or the rider that adds this benefit shows the amount of the Accidental Death Benefit. You may ask us to change such amount subject to our rules then in effect. We will send you a written notice showing each change. The notice is to be attached to and made part of this rider and the policy. The information in it will supersede the corresponding information in the Policy Information section of the policy or the rider that adds this benefit. We may require you to return the policy and this rider to us to make a change.

While this rider is in effect, its cost will be a part of the monthly deduction from the Policy Account. The monthly cost of this benefit for each $1,000 of Accidental Death Benefit is shown in the Table of Costs For Accidental Death Benefit on Page 4-Continued of the policy.

WHAT IS NOT COVERED? No Accidental Death Benefit will be paid if the insured person's death is caused or contributed to by:

1. Any disease or illness of any kind, physical or mental infirmity, or medical or surgical treatment of these;

2. Suicide, while sane or insane;

3. Any voluntarily taken drug, unless taken as prescribed by a physician;

4. Poison, gas or fumes voluntarily taken, administered or inhaled, except from an occupational accident;

5. Travel in or descent from any aircraft, while the insured person is receiving training or acting in any capacity other than as a passenger; or

6. Declared or undeclared war, or any act incident to war, or any conflict involving the armed forces of one or more countries.

We will have the right to make an autopsy unless prohibited by law.

WHEN THIS RIDER WILL TERMINATE.  This rider will not be in effect:

1. On and after the policy anniversary nearest the insured person's 70th birthday; or

2. After the end of the grace period, if we have not received an amount sufficient to cover at least 3 monthly deductions.

You may terminate this rider at the beginning of any policy month by asking for this in advance in writing.

WHEN THIS RIDER IS INCONTESTABLE. This rider will become incontestable only after it has been in effect, during the lifetime of the insured person, for two years from the later of: (a) the Date of Issue of the policy; or (b) the date as of which this rider becomes effective if added after issue of the policy. Any increase in the amount of the Accidental Death Benefit will be incontestable after it has been in effect during the lifetime of the insured person for two years.

HOW THIS RIDER RELATES TO THE POLICY. This rider is a part of the policy. Its benefit is subject to all the terms of this rider and the policy.

This rider has no cash or loan value. It does not affect any reserve referred to in the policy.


                   EQUITABLE VARIABLE LIFE INSURANCE COMPANY


     /s/ Kevin Keefe                         /s/ Franklin Maisano
     ---------------                         --------------------
     Kevin Keefe      Secretary              Franklin Maisano       President


R85-401MN      Accidental Death Benefit Rider

ACCIDENTAL
    DEATH BENEFIT
        RIDER

In this rider "we," "our" and "us" mean Equitable Variable Life Insurance Company. "You" means the owner of the policy at the time an owner's right is exercised.

--------------------------------------------------------------------------------

THIS RIDER'S BENEFIT. We will pay the Accidental Death Benefit of this rider to the beneficiary when we receive proof that the insured person's death resulted from accidental bodily injury, directly and independently of all other causes, and that death occurred:

1. Within 120 days after the injury and while this rider was in effect; and

2. After the insured person's first birthday and before the policy anniversary nearest the insured person's 70th birthday.

THE AMOUNT OF THE BENEFIT AND ITS COST. The Policy Information section of the policy or the rider that adds this benefit shows the amount of the Accidental Death Benefit. You may ask us to change such amount subject to our rules then in effect. We will send you a written notice showing each change. The notice is to be attached to and made part of this rider and the policy. The information in it will supersede the corresponding information in the Policy Information section of the policy or the rider that adds this benefit. We may require you to return the policy and this rider to us to make a change.

While this rider is in effect, its cost will be a part of the monthly deduction from the Policy Account. The monthly cost of this benefit for each $1,000 of Accidental Death Benefit is shown in the Table of Costs For Accidental Death Benefit on Page 4-Continued of the policy.

WHAT IS NOT COVERED? No Accidental Death Benefit will be paid if the insured person's death is caused or contributed to by:

1. Any disease or illness of any kind, physical infirmity, or medical or surgical treatment of these;

2. Suicide, while sane;

3. The voluntary taking of any drug;

4. Poison, gas or fumes voluntarily taken, administered or inhaled, except from an occupational accident;

5. Travel in or descent from any aircraft, while the insured person is receiving training or acting in any capacity other than as a passenger; or

6. Declared or undeclared war or any act incident to war, or any conflict involving the armed forces of one or more countries.

We will have the right to make an autopsy at our own expense unless prohibited by law.

WHEN THIS RIDER WILL TERMINATE.  This rider will not be in effect:

1. On and after the policy anniversary nearest the insured person's 70th birthday; or

2. After the end of the grace period, if we have not received an amount sufficient to cover at least 3 monthly deductions.

You may terminate this rider at the beginning of any policy month by asking for this in advance in writing.

WHEN THIS RIDER IS INCONTESTABLE. This rider will become incontestable only after it has been in effect, during the lifetime of the insured person, for two years from the later of: (a) the Date of Issue of the policy; or (b) the date as of which this rider becomes effective if added after issue of the policy. Any increase in the amount of the Accidental Death Benefit will be incontestable after it has been in effect during the lifetime of the insured person for two years.

HOW THIS RIDER RELATES TO THE POLICY. This rider is a part of the policy. Its benefit is subject to all the terms of this rider and the policy.

This rider has no cash or loan value. It does not affect any reserve referred to in the policy.


                   EQUITABLE VARIABLE LIFE INSURANCE COMPANY


     /s/ Kevin Keefe                         /s/ Franklin Maisano
     ---------------                         --------------------
     Kevin Keefe      Secretary              Franklin Maisano       President


R85-401MO      Accidental Death Benefit Rider

ACCIDENTAL
    DEATH BENEFIT
        RIDER

In this rider "we," "our" and "us" mean Equitable Variable Life Insurance Company. "You" means the owner of the policy at the time an owner's right is exercised.

--------------------------------------------------------------------------------

THIS RIDER'S BENEFIT. We will pay the Accidental Death Benefit of this rider to the beneficiary when we receive proof that the insured person's death resulted from accidental bodily injury, directly and independently of all other causes, and that death occurred:

1. Within 120 days after the injury and while this rider was in effect; and

2. After the insured person's first birthday and before the policy anniversary nearest the insured person's 70th birthday.

THE AMOUNT OF THE BENEFIT AND ITS COST. The Policy Information section of the policy or the rider that adds this benefit shows the amount of the Accidental Death Benefit. You may ask us to change such amount subject to our rules then in effect. We will send you a written notice showing each change. The notice is to be attached to and made part of this rider and the policy. The information in it will supersede the corresponding information in the Policy Information section of the policy or the rider that adds this benefit. We may require you to return the policy and this rider to us to make a change.

While this rider is in effect, its cost will be a part of the monthly deduction from the Policy Account. The monthly cost of this benefit for each $1,000 of Accidental Death Benefit is shown in the Table of Costs For Accidental Death Benefit on Page 4-Continued of the policy.

WHAT IS NOT COVERED? No Accidental Death Benefit will be paid if the insured person's death is caused or contributed to by:

1. Any disease or illness of any kind, physical or mental infirmity, or medical or surgical treatment of these (except any drug taken as prescribed by a physician);

2. Suicide, while sane or insane;

3. Any drug, unless taken as prescribed by a physician;

4. Poison, gas or fumes voluntarily or involuntarily taken, administered or inhaled, except from an occupational accident;

5. Travel in or descent from any aircraft, while the insured person is receiving training or acting in any capacity other than as a passenger; or

6. Declared or undeclared war, or any act incident to war, or any conflict involving the armed forces of one or more countries.

We will have the right to make an autopsy unless prohibited by law.

WHEN THIS RIDER WILL TERMINATE.  This rider will not be in effect:

1. On and after the policy anniversary nearest the insured person's 70th birthday; or

2. After the end of the grace period, if we have not received an amount sufficient to cover at least 3 monthly deductions.

You may terminate this rider at the beginning of any policy month by asking for this in advance in writing.

WHEN THIS RIDER IS INCONTESTABLE. This rider will become incontestable only after it has been in effect, during the lifetime of the insured person, for two years from the later of: (a) the Date of Issue of the policy; or (b) the date as of which this rider becomes effective if added after issue of the policy. Any increase in the amount of the Accidental Death Benefit will be incontestable after it has been in effect during the lifetime of the insured person for two years.

HOW THIS RIDER RELATES TO THE POLICY. This rider is a part of the policy. Its benefit is subject to all the terms of this rider and the policy.

This rider has no cash or loan value. It does not affect any reserve referred to in the policy.


                   EQUITABLE VARIABLE LIFE INSURANCE COMPANY


     /s/ Kevin Keefe                         /s/ Franklin Maisano
    ----------------                        ---------------------
    Kevin Keefe      Secretary              Franklin Maisano       President


R85-401NJ      Accidental Death Benefit Rider

ACCIDENTAL
    DEATH BENEFIT
        RIDER

In this rider "we," "our" and "us" mean Equitable Variable Life Insurance Company. "You" means the owner of the policy at the time an owner's right is exercised.

--------------------------------------------------------------------------------

THIS RIDER'S BENEFIT. We will pay the Accidental Death Benefit of this rider to the beneficiary when we receive proof that the insured person's death resulted from accidental bodily injury, directly and independently of all other causes, and that death occurred:

1. While this rider was in effect; and

2. After the insured person's first birthday and before the policy anniversary nearest the insured person's 70th birthday.

THE AMOUNT OF THE BENEFIT AND ITS COST. The Policy Information section of the policy or the rider that adds this benefit shows the amount of the Accidental Death Benefit. You may ask us to change such amount subject to our rules then in effect. We will send you a written notice showing each change. The notice is to be attached to and made part of this rider and the policy. The information in it will supersede the corresponding information in the Policy Information section of the policy or the rider that adds this benefit. We may require you to return the policy and this rider to us to make a change.

While this rider is in effect, its cost will be a part of the monthly deduction from the Policy Account. The monthly cost of this benefit for each $1,000 of Accidental Death Benefit is shown in the Table of Costs For Accidental Death Benefit on Page 4-Continued of the policy.

WHAT IS NOT COVERED? No Accidental Death Benefit will be paid if the insured person's death is caused or contributed to by:

1. Any disease or illness of any kind, physical or mental infirmity, or medical or surgical treatment of these;

2. Suicide, while sane or insane;

3. The voluntary taking of any drug, unless prescribed by a physician;

4. Poison, gas or fumes voluntarily taken, administered or inhaled, except from an occupational accident;

5. Travel in or descent from any aircraft, while the insured person is receiving training or acting in any capacity other than as a passenger; or

6. Declared or undeclared war, or any act incident to war, or any conflict involving the armed forces of one or more countries.

We will have the right to make an autopsy unless prohibited by law.

WHEN THIS RIDER WILL TERMINATE.  This rider will not be in effect:

1. On and after the policy anniversary nearest the insured person's 70th birthday; or

2. After the end of the grace period, if we have not received an amount sufficient to cover at least 3 monthly deductions.

You may terminate this rider at the beginning of any policy month by asking for this in advance in writing.

WHEN THIS RIDER IS INCONTESTABLE. This rider will become incontestable only after it has been in effect, during the lifetime of the insured person, for two years from the later of: (a) the Date of Issue of the policy; or (b) the date as of which this rider becomes effective if added after issue of the policy. Any increase in the amount of the Accidental Death Benefit will be incontestable after it has been in effect during the lifetime of the insured person for two years.

HOW THIS RIDER RELATES TO THE POLICY. This rider is a part of the policy. Its benefit is subject to all the terms of this rider and the policy.

This rider has no cash or loan value. It does not affect any reserve referred to in the policy.


                   EQUITABLE VARIABLE LIFE INSURANCE COMPANY


     /s/ Kevin Keefe                         /s/ Franklin Maisano
     ---------------                         --------------------
     Kevin Keefe      Secretary              Franklin Maisano       President


R85-401PA      Accidental Death Benefit Rider

ACCIDENTAL
    DEATH BENEFIT
        RIDER

In this rider "we," "our" and "us" mean Equitable Variable Life Insurance Company. "You" means the owner of the policy at the time an owner's right is exercised.

--------------------------------------------------------------------------------

THIS RIDER'S BENEFIT. We will pay the Accidental Death Benefit of this rider to the beneficiary when we receive proof that the insured person's death resulted from accidental bodily injury, directly and independently of all other causes, and that death occurred:

1. Within 120 days after the injury and while this rider was in effect; and

2. After the insured person's first birthday and before the policy anniversary nearest the insured person's 70th birthday.

THE AMOUNT OF THE BENEFIT AND ITS COST. The Policy Information section of the policy or the rider that adds this benefit shows the amount of the Accidental Death Benefit. You may ask us to change such amount subject to our rules then in effect. We will send you a written notice showing each change. The notice is to be attached to and made part of this rider and the policy. The information in it will supersede the corresponding information in the Policy Information section of the policy or the rider that adds this benefit. We may require you to return the policy and this rider to us to make a change.

While this rider is in effect, its cost will be a part of the monthly deduction from the Policy Account. The monthly cost of this benefit for each $1,000 of Accidental Death Benefit is shown in the Table of Costs For Accidental Death Benefit on Page 4-Continued of the policy.

WHAT IS NOT COVERED? No Accidental Death Benefit will be paid if the insured person's death is caused or contributed to by:

1. Any disease or illness of any kind, physical or mental infirmity, or medical or surgical treatment of these;

2. Suicide, while sane or insane;

3. Voluntarily taking any drug, unless taken as prescribed by a physician;

4. Poison, gas or fumes voluntarily taken,  administered or inhaled;

5. Travel in or descent from any aircraft, while the insured person is receiving training or acting in any capacity other than as a passenger; or

6. Declared or undeclared war, or any act incident to war, or any conflict involving the armed forces of one or more countries.

We will have the right to make an autopsy unless prohibited by law.

WHEN THIS RIDER WILL TERMINATE.  This rider will not be in effect:

1. On and after the policy anniversary nearest the insured person's 70th birthday; or

2. After the end of the grace period, if we have not received an amount sufficient to cover at least 3 monthly deductions.

You may terminate this rider at the beginning of any policy month by asking for this in advance in writing.

WHEN THIS RIDER IS INCONTESTABLE. This rider will become incontestable only after it has been in effect, during the lifetime of the insured person, for two years from the later of: (a) the Date of Issue of the policy; or (b) the date as of which this rider becomes effective if added after issue of the policy. Any increase in the amount of the Accidental Death Benefit will be incontestable after it has been in effect during the lifetime of the insured person for two years.

HOW THIS RIDER RELATES TO THE POLICY. This rider is a part of the policy. Its benefit is subject to all the terms of this rider and the policy.

This rider has no cash or loan value. It does not affect any reserve referred to in the policy.


                   EQUITABLE VARIABLE LIFE INSURANCE COMPANY


     /s/ Kevin Keefe                         /s/ Franklin Maisano
     ---------------                         ---------------------
     Kevin Keefe      Secretary              Franklin Maisano       President


R85-401TN      Accidental Death Benefit Rider

ACCIDENTAL
    DEATH BENEFIT
        RIDER

In this rider "we," "our" and "us" mean Equitable Variable Life Insurance Company. "You" means the owner of the policy at the time an owner's right is exercised.

--------------------------------------------------------------------------------

THIS RIDER'S BENEFIT. We will pay the Accidental Death Benefit of this rider to the beneficiary when we receive proof that the insured person's death resulted from accidental bodily injury, directly and independently of all other causes, and that death occurred:

1. Within 120 days after the injury and while this rider was in effect; and

2. After the insured person's first birthday and before the policy anniversary nearest the insured person's 70th birthday.

THE AMOUNT OF THE BENEFIT AND ITS COST. The Policy Information section of the policy or the rider that adds this benefit shows the amount of the Accidental Death Benefit. You may ask us to change such amount subject to our rules then in effect. We will send you a written notice showing each change. The notice is to be attached to and made part of this rider and the policy. The information in it will supersede the corresponding information in the Policy Information section of the policy or the rider that adds this benefit. We may require you to return the policy and this rider to us to make a change.

While this rider is in effect, its cost will be a part of the monthly deduction from the Policy Account. The monthly cost of this benefit for each $1,000 of Accidental Death Benefit is shown in the Table of Costs For Accidental Death Benefit on Page 4-Continued of the policy.

WHAT IS NOT COVERED? No Accidental Death Benefit will be paid if the insured person's death is caused or contributed to by:

1. Any disease or illness of any kind, physical or mental infirmity, or medical or surgical treatment of these;

2. Suicide, while sane;

3. Any drug, unless taken as prescribed by a physician;

4. Poison, gas or fumes voluntarily or involuntarily taken, administered or inhaled, except from an occupational accident;

5. Travel in or descent from any aircraft, while the insured person is receiving training or acting in any capacity other than as a passenger; or

6. Declared or undeclared war, or any act incident to war, or any conflict involving the armed forces of one or more countries.

We will have the right to make an autopsy unless prohibited by law.

WHEN THIS RIDER WILL TERMINATE.  This rider will not be in effect:

1. On and after the policy anniversary nearest the insured person's 70th birthday; or

2. After the end of the grace period, if we have not received an amount sufficient to cover at least 3 monthly deductions.

You may terminate this rider at the beginning of any policy month by asking for this in advance in writing.

WHEN THIS RIDER IS INCONTESTABLE. This rider will become incontestable only after it has been in effect, during the lifetime of the insured person, for two years from the later of: (a) the Date of Issue of the policy; or (b) the date as of which this rider becomes effective if added after issue of the policy. Any increase in the amount of the Accidental Death Benefit will be incontestable after it has been in effect during the lifetime of the insured person for two years.

HOW THIS RIDER RELATES TO THE POLICY. This rider is a part of the policy. Its benefit is subject to all the terms of this rider and the policy.

This rider has no cash or loan value. It does not affect any reserve referred to in the policy.


                   EQUITABLE VARIABLE LIFE INSURANCE COMPANY


     /s/ Kevin Keefe                         /s/ Franklin Maisano
     ---------------                         ---------------------
     Kevin Keefe      Secretary              Franklin Maisano       President


R85-401VT      Accidental Death Benefit Rider